Exhibit 99.1

PARAMOUNT COMPLETES ACQUISITION OF WARNER BROS. DISCOVERY, CREATING A NEW GLOBAL ENTERTAINMENT LEADER, SKYDANCE

•	The combination builds on the storied history of two of the world’s most recognizable entertainment companies, forming a single creative powerhouse.

•	The combined company, Skydance, brings together two major film studios, two global streaming services, premier television assets including CBS, HBO, and Paramount’s and WBD’s cable networks, two of the industry’s most recognized news networks, CBS News and CNN, and a leading content portfolio that includes live sports, a deep programming library and expansive collection of iconic brands and franchises.

•	Together, Paramount and WBD will deliver enhanced output commitments, including a minimum of 30 high-quality theatrical films per year and 180+ television shows and series.

•	Skydance aims to build the next-generation global media and entertainment company powered by creativity and technology. We are creative-first, audience focused, tech-forward, globally scaled.

•	Storytelling anchors the combined company’s growth strategy – expanding opportunities for the world’s leading creative talent and widening choice for consumers across every entertainment vertical.

•	Disciplined execution and an owner-operator model underpin the strategy, targeting at least $6 billion in run-rate synergies within three years.

Los Angeles, CA and New York, NY October 6, 2026 – Skydance Corporation (f/k/a Paramount Skydance Corporation) (NYSE: SKYD) (“Paramount”) today announced the completion of its acquisition of Warner Bros. Discovery, Inc. (NASDAQ: WBD) (“WBD”), creating a combined company, named “Skydance.” The company brings together two major film studios, two global streaming services, a premier television portfolio including CBS, HBO, and Paramount’s and WBD’s cable networks, two of the industry’s most recognized news networks, CBS News and CNN, and a portfolio of live sports including CBS Sports and TNT Sports, as well as a deep programming library and expansive collection of brands and franchises. The transaction closed following receipt of all required regulatory approvals under the merger agreement and satisfaction of other customary closing conditions. Skydance Class B shares will begin trading today on the New York Stock Exchange (NYSE) under the new ticker symbol "SKYD."

Under the terms of the agreement, WBD shareholders received an amount in cash equal to $31.01666668 per share. WBD shares have ceased trading on NASDAQ, effective today.

The completed transaction unites two of media and entertainment’s most storied companies, each with a history spanning more than a century, giving the combined business a rare legacy to build on. The aim of the combined company is to build the next-generation global media and entertainment company powered by creativity and technology.

Storytelling will drive the combined company’s growth, bringing creative visions to life for audiences in more than 200 countries and territories and creating greater opportunities for workers across the entertainment industry. Skydance starts from a position of strength: the most diverse film and television library of any studio, the largest theatrical output in the industry, 200+ million streaming subscribers across platforms, an iconic broadcast network, an unmatched sports portfolio, and a franchise portfolio spanning Top Gun and Harry Potter to White Lotus and SpongeBob SquarePants. From this foundation, Skydance is committed to delivering for the creative community and consumers, with at least 30 theatrical films annually, each with a minimum 45-day theatrical window, and already boasts 180+ television shows. Across TV and streaming, Skydance will also continue to support the independent production sector by commissioning content from independent studios and licensing its own content to third parties, creating more opportunities and more jobs for creatives, both in front of and behind the camera.

David Ellison, Chairman and CEO of Skydance, said: “Today is a historic day, not just for Skydance but for our entire industry. From the start, our ambition was to bring these two storied studios together and create a stronger competitor, with the talent, resources, and reach to tell great stories in every genre, on every platform, for audiences everywhere. Now that ambition is a reality. We’re grateful to everyone who made this possible – the employees, creative talent, and production teams of both companies, who worked tirelessly to get us here and inspire audiences around the world every day, as well as the advisors and partners who guided this transaction to completion. Our focus now turns to the future: building a company that empowers creatives, entertains audiences and rewards shareholders. We couldn’t be more excited to get to work.”

Gerry Cardinale, Founder and Managing Partner of RedBird Capital and a Skydance Board Director, said: “This is a defining moment for the industry. By applying our owner-operator model to Paramount and WBD’s unmatched portfolio of iconic franchises, premium original programming, and live sports rights, we can protect that legacy while building for a media landscape that’s undergoing transformational change. David, our Co-CEO Ynon Kreiz, and the rest of our world-class Skydance team have the vision and track record to lead through this change. We’re proud to back them as we build a stronger Hollywood, expand opportunities for talent, and create long-term value for our shareholders.”

At the same time, consumers can expect greater innovation from a company built with technology at its core, including significant improvements to its direct-to-consumer streaming products, which will unify into a single service over time.

The transaction received unanimous approval from competition authorities covering nearly 70 jurisdictions worldwide, reflecting recognition of the deal’s pro-competitive nature and the benefits it brings to consumers and creatives alike. The combination will strengthen competition and expand consumer choice, both on Skydance’s own platforms and across the broader industry.

The combined company is built on a strong financial foundation that positions it to capitalize on growth opportunities, deliver on its commitments, and drive shareholder value. Skydance is one of the largest media and entertainment companies in the world, with nearly $70 billion in revenue. We are targeting $6 billion-plus in run-rate synergies over the next three years. Applying the same operational playbook that allowed Paramount to exceed its synergy targets following the Skydance-Paramount merger, the synergy savings will come primarily from technology, integration and procurement, marketing and real estate rationalization. That will make the company leaner and more nimble, freeing it to grow its investment in the stories, creators and technology that matter most while reducing net leverage to its 3.0x target by the end of 2029.

Powered by best-in-class content, streaming scale and technological edge, the combined company expects to generate more than $10 billion in free cash flow by 2030 – reducing leverage while funding growth and investment. Its pro forma content spend of more than $30 billion for the last twelve-month period will be disciplined and strategic, prioritizing audience reach and long-term value creation.

WBD’s common stock has ceased trading on the Nasdaq Exchange, effective today. The Ellison Family holds the largest equity stake in Skydance (NYSE: SKYD), and the Ellison Family and RedBird Capital Partners (“RedBird”) together are the sole holders of Paramount Class A Common Stock, including 100% of the combined company’s voting shares.

As previously stated, the transaction included $47 billion of new equity investment in Class B Common Stock, led by the Ellison Family, RedBird, Public Investment Fund (PIF), L’IMAD, Qatar Investment Authority (QIA) and LionTree, which was priced at $12.00 per share. The debt financing for the transaction was led by Bank of America, Citigroup and Apollo.

Advisors

Centerview Partners LLC and RedBird Advisors acted as lead financial advisors to Paramount, and Bank of America Securities, Citi, M. Klein & Company and LionTree Advisors also acted as financial advisors. Cravath, Swaine & Moore LLP and Latham & Watkins LLP acted as legal counsel to Paramount. Latham & Watkins LLP also acted as legal counsel to the investor consortium, including the Ellison Family.

Allen & Company, J.P. Morgan and Evercore served as financial advisors to WBD and Wachtell Lipton, Rosen & Katz and Debevoise & Plimpton LLP served as legal counsel.

Barclays Capital acted as financial advisors to the Special Committee of the Board of Directors of Paramount and Cleary, Gottlieb, Steen & Hamilton LLP served as legal counsel.

About Skydance

Skydance is a next-generation global media and entertainment company, composed of three business segments: Studios, Direct-to-Consumer, and TV Media. Skydance's portfolio unites legendary brands, including Paramount, Warner Bros., HBO and HBO Max, Paramount+, Pluto TV, CBS, CNN, CBS Sports, TNT Sports, Nickelodeon, Cartoon Network, MTV, Food Network, BET, HGTV, and Comedy Central.

Cautionary Note Concerning Forward-Looking Statements

This communication contains “forward-looking statements” regarding the completed acquisition of WBD and the integration, synergies, financial and leverage targets, strategy, impact on competition, and other go-forward matters of the combined company. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Paramount or WBD. Risks and uncertainties include, but are not limited to: risks that the expected benefits, synergies and opportunities of the completed acquisition may not be realized or may take longer to realize than expected; risks and costs associated with the integration of the business of WBD, including the ability to integrate successfully and to achieve anticipated synergies and financial targets; risks that the combined company may not achieve the expected run-rate synergies, net leverage, free cash flow or other financial goals described in this press release within the expected timeframes or at all; potential disruption to business operations and relationships as a result of the completed acquisition and ongoing integration; the risk of stockholder litigation relating to the acquisition of WBD; risks related to Paramount’s streaming business; the adverse impact on Paramount’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to Paramount’s decisions to invest in new businesses, products, services and technologies, and the evolution of Paramount’s business strategy; the potential for loss of carriage or other reduction in, or the impact of negotiations for, the distribution of Paramount’s content; damage to Paramount’s reputation or brands; losses due to asset impairment charges for goodwill, content and long-lived assets, including finite-lived intangible assets; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; challenges in protecting and maintaining Paramount’s intellectual property rights; domestic and global political, economic and regulatory factors affecting Paramount’s business generally or the completed acquisition of WBD; the inability to hire or retain key employees or secure creative talent; disruptions to Paramount’s operations as a result of labor disputes; risks and costs associated with the integration of, and Paramount’s ability to integrate, the businesses of Paramount Global, Paramount, Skydance and WBD successfully and to achieve anticipated synergies, including in the amounts or on the timelines anticipated to realize such synergies; litigation relating to the transactions contemplated by the transaction agreement entered into on July 7, 2024, between Paramount Global and Skydance Media, LLC, potentially resulting in substantial costs; volatility in the price of Paramount’s Class B common stock; the effect Paramount’s dual-class capital structure and the concentrated ownership may have on the price of its Class B common stock or business; risks related to a private sale of a controlling interest in Paramount, including that Paramount’s stockholders may not realize any change of control premium on shares of Paramount’s Class B common stock and that Paramount may become subject to the control of a presently unknown third party; risks associated with Paramount’s status as a “controlled company” under NYSE rules, including its exemption from certain corporate governance requirements; risks associated with the lack of voting rights of Paramount’s Class B common stock; risks that anti-takeover provisions in Paramount’s amended and restated certificate of incorporation (“Charter”) and amended and restated bylaws, and under Delaware law, could deter, delay, or prevent a change of control; risks that exclusive forum provisions in Paramount’s Charter could limit a stockholder’s choice of forum for certain claims and discourage lawsuits against Paramount’s directors and officers; risks that corporate opportunity provisions in Paramount’s Charter could permit certain persons to pursue competitive opportunities that might otherwise be available to Paramount; risks associated with Paramount’s holding company structure, including its dependence on distributions from its subsidiaries to meet tax obligations and other cash requirements; risks related to the combined company’s ability to incur substantially more debt and its ability to meet the financial and other covenants contained in the agreements governing its substantial indebtedness; risks relating to the combined company’s ability to deleverage the business in accordance with management’s targets, including risks arising from assumptions, uncertainties and contingencies that may affect our ability to reduce indebtedness; risks relating to management’s ability to execute on its strategic plan and improve the combined company’s financial profile and cash flows from operations; and risks relating to any capital or other financing the combined company may have to raise in order to reduce its indebtedness following the acquisition of WBD. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Paramount and WBD can be found in Paramount’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, as amended by Paramount’s Annual Report on Form 10-K/A, filed with the SEC on April 24, 2026, as superseded by, and solely to the extent set forth in, Paramount’s Current Report on Form 8-K, filed with the SEC on May 13, 2026, Paramount’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 4, 2026, including in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and Paramount’s subsequent filings with the SEC, and WBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, WBD’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 6, 2026, in each case, including in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and WBD’s subsequent filings with the SEC, including filings related to the acquisition of WBD. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, https://ir.paramount.com/sec-filings/paramount, https://ir.corporate.discovery.com/financials/sec-filings, as applicable, or on request from Paramount or WBD. Neither Paramount nor WBD undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law. We are not able to reconcile forward-looking non-GAAP financial measures because we are unable without unreasonable efforts to accurately estimate the individual adjustments for such reconciliations, as applicable, or to quantify the probable significance of these items at this time.

Skydance

Media Contacts:

Melissa Zukerman / Laura Watson

msz@paramount.com / laura.watson@paramount.com

Brunswick Group

ParamountSkydance@brunswickgroup.com

Gagnier Communications

Dan Gagnier

dg@gagnierfc.com

Investor Contacts:

Kevin Creighton / Logan Thomas

kevin.creighton@paramount.com / logan.thomas@paramount.com